                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                             ---------------------


                                    FORM 8-K
                                 Current Report



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                      Date of Report: September 12, 1996





                     MERCANTILE CREDIT CARD MASTER TRUSTS
           (Exact name of registrant as specified in its charter)


          New York                   33-89380-01               37-0152681
- ----------------------------   ------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
 of incorporation)                                        Identification Number)



Mercantile Bank of  Illinois
   National Association
   140 West Hawthorne
   Hartford, Illinois                                              62048
- -----------------------------------------                       ------------
 (Address of principal executive offices)                        (Zip Code)


              Registrant's telephone number, including area code:

                                 (618) 251-2035

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Item 5.    Other Events.
           -------------

           The August 1996 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on September 12, 1996.

Item 7.    Exhibits.
           ---------

           The following is filed as an exhibit to this Report.

           Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of August 1996.



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                                      SIGNATURE
                                      ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               Mercantile Bank of Illinois
                               National Association, Servicer


                           By:     /s/ Daniel J. Trueman
                                   ---------------------
                           Name:   Daniel J. Trueman
                           Title:  Vice President



Date:  September 16, 1996


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
                                INDEX TO EXHIBITS
                                -----------------


Exhibit
Number                 Exhibits
- -------                --------

   1                   Monthly Report to Floating Rate
                       Credit Card Participation Certificates,
                       Series 1995-1, investors for the month
                       of August, 1996.
